FOR  IMMEDIATE  RELEASE

CONTACT:
BOB  ORLANDO,  CFO
MATHSOFT,  INC.
(617)  577-1017,  x742

            MATHSOFT REPORTS 12% REVENUE GROWTH IN THE THIRD QUARTER

CAMBRIDGE, Mass., October 18, 1999 - MathSoft, Inc. (Nasdaq: MATH) today reported that revenues for the third quarter of 1999 grew 12% to $7.0 million, up from $6.2 million in the third quarter of 1998. During the second quarter, MathSoft announced the formation of a new subsidiary, FreeScholarships.com, a business to consumer Internet venture. Net income, including the operating losses of FreeScholarships.com, was $241,000, or $0.02 per diluted share for the quarter. Net income for the quarter from MathSoft's core software and service businesses (excluding the results of FreeScholarships.com) was $714,000, or $0.07 per diluted share. This compares with net income of $570,000, or $0.06 per diluted share for the third quarter of 1998, a net income increase of 25%.

Including FreeScholarships.com results, net income for the nine months ended September 30, 1999 was $1,267,000 or $0.12 per diluted share. Net income from the core businesses for the nine months ended September 30, 1999 was approximately $1,940,000, or $0.18 per diluted share. This compares with net income of $1,212,000, or $0.12 per diluted share for the corresponding nine months in 1998, an increase of 60%. Revenues for the nine months ended September 30, 1999 grew 17% to $20 million as compared to revenues of $17.1 million for the nine months ended September 30, 1998.

"We are quite pleased with the operating results from our core businesses," said Charles Digate, president and CEO. "The Data Analysis Products Division had record revenues for the quarter, resulting in 47% growth over the third quarter in 1998. The Engineering and Education Products Division also performed better than we had expected. In addition, our new educational Internet initiative, FreeScholarships.com, made tremendous progress towards its public launch targeted for the first quarter of 2000."

Founded in 1984, MathSoft is a leading provider of technical calculation and analytical software for business and academia. The company has more than one and a half million users of its Mathcad, StudyWorks, S-PLUS, StatServer and Axum software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities.

Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to, the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; the risks associated with investments in new products and services and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

                                       ###

Axum, S-PLUS, StatServer, StudyWorks and Mathcad are registered trademarks, and FreeScholarships and the MathSoft logo are trademarks of MathSoft, Inc.

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                             ASSETS
                                                         SEPT 30, DEC 31,
                                                           1999    1998
                                                         -------  -------

CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $ 6,489  $ 5,707
      Accounts receivables, net                            4,938    4,009
      Other receivables                                    1,397    1,309
      Inventories                                            171      374
      Prepaid expenses                                       731      343
                                                         -------  -------
            Total current assets                          13,726   11,742
                                                         -------  -------

PROPERTY AND EQUIPMENT, NET                                1,110    1,262
                                                         -------  -------

OTHER ASSETS                                                 441      488
                                                         -------  -------

           TOTAL ASSETS                                  $15,277  $13,492
                                                         =======  =======

               LIABILITIES AND STOCKHOLDERS' EQUITY

                                                       SEPT 30,  DEC 31,
                                                        1999      1998
                                                       -------  -------

CURRENT LIABILITIES                                    $ 7,071  $ 7,302

OTHER LONG-TERM LIABILITIES                                 78      139

STOCKHOLDERS' EQUITY                                     8,128    6,051
                                                       -------  -------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $15,277  $13,492
                                                       =======  =======

                               MATHSOFT, INC. AND SUBSIDIARIES
                       CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                         (UNAUDITED)


                                                           THREE MONTHS ENDED   NINE MONTHS ENDED
                                                            SEPT 30,  SEPT 30,  SEPT 30,  SEPT 30,
                                                              1999     1998      1999      1998
                                                            --------  -------  --------  --------
REVENUES:
      Software licenses                                     $ 5,455   $5,288   $15,842    14,491
      Services and other                                      1,530      941     4,211     2,663
                                                            --------  -------  --------  --------
          Total Revenues                                      6,985    6,229    20,053    17,154
                                                            --------  -------  --------  --------

COST OF REVENUES:
      Software licenses                                         943      755     2,587     2,060
      Services and other                                        460      311     1,279       950
                                                            --------  -------  --------  --------
          Total cost of revenues                              1,403    1,066     3,866     3,010
                                                            --------  -------  --------  --------
          Gross Profit                                        5,582    5,163    16,187    14,144
                                                            --------  -------  --------  --------

OPERATING EXPENSES:
      Sales and marketing                                     3,206    2,625     8,960     7,454
      Research and development                                1,361    1,240     3,726     3,594
      General and administrative                                781      733     2,284     1,936
                                                            --------  -------  --------  --------
          Total operating expenses                            5,348    4,598    14,970    12,984
                                                            --------  -------  --------  --------

          Income from Operations                                234      565     1,217     1,160

INTEREST INCOME , NET                                            35       15       111        62
                                                            --------  -------  --------  --------

          Income Before Provisions for Income Taxes             269      580     1,328     1,222

PROVISION FOR INCOME TAXES                                       28       10        61        10
                                                            --------  -------  --------  --------
         Net Income                                         $   241   $  570   $ 1,267   $ 1,212
                                                            ========  =======  ========  ========


BASIC EARNINGS PER SHARE:                                   $  0.02   $ 0.06   $  0.13   $  0.13
                                                            ========  =======  ========  ========


DILUTED EARNINGS PER SHARE:                                 $  0.02   $ 0.06   $  0.12   $  0.12
                                                            ========  =======  ========  ========


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    9,776    9,282     9,743     9,220
                                                            ========  =======  ========  ========


WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION             10,129    9,939    10,498     9,894
                                                            ========  =======  ========  ========

SEGMENT INFORMATION:
Net Revenue:
  Engineering and Education Products Division               $ 3,783   $4,052   $11,126   $10,781
  Data Analysis Products Division                             3,202    2,177     8,927     6,373
                                                            --------  -------  --------  --------
    Sub total                                                 6,985    6,229    20,053    17,154
  FreeScholarships.com                                            -        -         -         -
                                                            --------  -------  --------  --------
    Total                                                     6,985    6,229    20,053    17,154
                                                            ========  =======  ========  ========

Net Income:
  Engineering and Education Products Division                   205      712       602     1,372
  Data Analysis Products Division                               509     (142)    1,338      (160)
                                                            --------  -------  --------  --------
    Sub total                                                   714      570     1,940     1,212
  FreeScholarships.com                                         (473)       -      (673)        -
                                                            --------  -------  --------  --------
    Total                                                   $   241   $  570   $ 1,267   $ 1,212
                                                            ========  =======  ========  ========

Diluted Earning Per Share:
  Engineering and Education Products Division and
         Data Analysis Products Division                    $  0.07   $ 0.06   $  0.18   $  0.12
                                                            ========  =======  ========  ========
  FreeScholarships.com                                      $ (0.05)  $    -   $ (0.06)  $     -
                                                            ========  =======  ========  ========
    Total                                                   $  0.02   $ 0.06   $  0.12   $  0.12
                                                            ========  =======  ========  ========

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